SUPPLEMENT TO PROSPECTUS
The date of this supplement is June 28, 2016.

MFS® Blended Research® Small Cap Equity Fund

Effective immediately, the ticker symbol chart on the cover page is restated in its entirety as follows:

CLASS	TICKER SYMBOL
Class A	BRSDX
Class B	BRSBX
Class C	BRSHX
Class I	BRSJX
Class 529A*	BRSNX
Class 529B*	BRSQX
Class 529C*	BRSWX
Class R1	BRSPX
Class R2	BRSSX
Class R3	BRSTX
Class R4	BRSUX
Class R5	BRSYX
*Expected to be offered on July 14,
    2016.

Effective immediately, the fifth paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information" is restated in its entirety as follows:
MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers to determine a fundamental rating for an issuer.  MFS uses quantitative analysis to determine a quantitative rating for an issuer. MFS then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors with a goal of constructing a portfolio with a target predicted tracking error of approximately 3% compared to the Index.  There is no assurance that the fund will meet this target predicted tracking error over the long term or for any year or period of years, or that the fund's predicted tracking error and actual tracking error will be similar.  Tracking error generally measures how the differences between the fund's monthly returns and the Index's monthly returns have varied over a specified time period.

Effective immediately, the fourth paragraph in the sub-section entitled "Principal Risks" under the main heading "Summary of Key Information" is restated in its entirety as follows:
Investment Strategy Risk:  The fund's strategy to target a predicted tracking error of approximately 3% compared to the Index and to blend fundamental and quantitative research may not produce the intended results. In addition, MFS fundamental research is not available for all issuers.

Effective immediately, the fourth paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:
MFS uses a bottom-up approach to buying and selling investments for the fund.  Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. MFS uses quantitative analysis, including quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors to determine a quantitative rating for an issuer. When MFS quantitative research is available but MFS fundamental research is not available, MFS considers the issuer to have a neutral fundamental rating. MFS then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors with a goal of constructing a portfolio with a target predicted tracking error of approximately 3% compared to the Index.  There is no assurance that the fund will meet this target predicted tracking error over the long term or for any year or period of years, or that the fund's predicted tracking error and actual tracking error will be similar.  Tracking error generally measures how the differences between the fund's monthly returns and the Index's monthly returns have varied over a specified time period.  A higher tracking error means that the differences between the fund's returns and the Index's returns have varied more over time while a lower tracking error means the differences between the fund's returns and the Index's returns have varied less over time.

Effective immediately, the fifth paragraph in the sub-section entitled "Principal Risks" under the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:
Investment Strategy Risk:  The fund's strategy to target a predicted tracking error of approximately 3% compared to the Index and to blend fundamental and quantitative research may not produce the intended results. In addition, MFS fundamental research is not available for all issuers.
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MFS Blended Research Small Cap Equity Fund

Effective immediately, the first paragraph directly beneath the sub-section entitled "How to Purchase Shares" beneath the main heading "How to Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. A purchase of shares by an MFS fund is treated as received by the fund when the MFS fund receives the purchase order in proper form to be allocated to the fund. Your financial intermediary is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration.  You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC's other requirements for transfer on death registrations. If payment for a purchase order is not received by the time required under applicable law, your purchase order may be cancelled and your financial intermediary could be liable for any costs or losses.

Effective immediately, the first paragraph directly beneath the sub-section entitled "How to Redeem Shares" beneath the main heading "How to Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC and/or other fees. A redemption of shares by an MFS fund is treated as received by the fund when the MFS fund receives the redemption order in proper form to be allocated to the fund.  Your financial intermediary is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances. A redemption order in an amount less than or equal to the value of your account (other than an exchange) is considered to be in proper form only with respect to shares in your account for which payment has been received and collected. A new redemption order must be submitted if you wish to redeem your shares for which payment had not been received and collected at the time the prior redemption order was received by the fund. Receiving and collecting payment can take up to seven business days after a purchase. In certain circumstances, you will need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record. However, if you have changed your address of record within 30 days of your redemption order, a signature guarantee may be required.

Effective immediately, the second paragraph beneath the sub-heading entitled "Frequent Trading" within the sub-section entitled "Other Considerations" beneath the main heading "How to Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:

MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $15,000 or more, out of an account in the fund during a calendar quarter ("two exchange limit"). This policy does not apply to MFS money market funds or to exchanges initiated by another MFS fund that invests in the fund, a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).  MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans (but not systematic exchange plans), payroll contributions, or distribution investment programs. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.
Effective immediately, the ninth paragraph beneath the sub-heading entitled "Frequent Trading" within the sub-section entitled "Other Considerations" beneath the main heading "How to Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
MFSC reviews trading activity to detect trading activity that may be indicative of frequent trading based on its internal parameters for detecting frequent trading, including reviewing transactions (including exchanges) that exceed a certain dollar amount, transactions involving similar dollar amounts, or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence.  Any or all of these parameters (including those not listed) may change at any time.  MFSC does not review the trading activity by other MFS funds that invest in the fund.  If MFSC detects suspicious trading activity at the omnibus account level, it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading.  However, the underlying shareholder data received may not reflect information about the ultimate underlying shareholders because there may be multiple layers of omnibus accounts. If frequent trading is identified, MFSC will take appropriate action, such as requesting the financial intermediary to prohibit purchases into the account by the underlying shareholder, requiring purchases by the underlying shareholder to be submitted only by mail, or prohibiting purchases from the financial intermediary.
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